GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Global Equity Fund

(the “Fund”)

Supplement dated January 30, 2019 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2018, as supplemented

Effective January 31, 2019, the Investment Adviser’s Global Portfolio Solutions Group will provide risk management services to the Fund by managing a beta completion mandate, which is designed to achieve a target beta exposure for the Fund, and a passive currency overlay, which seeks to minimize unintended currency exposures for the Fund.

In addition, effective on or around February 8, 2019, Russell Investments Implementation Services, LLC (“RIIS”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to RIIS in the Prospectus and SAI are hereby deleted in their entirety as of that date. Although RIIS will no longer be an Underlying Manager as of such date, the Investment Adviser may allocate Fund assets away from RIIS prior to that date.

This Supplement should be retained with your Prospectus and SAI for future reference.

SMACUMOPSCHGSTK 01-19